Exhibit 10.12.3

RESOLUTION 02-18

FIRSTBANK

(the “Bank”)

AMENDMENT NO 3

TO THE EXECUTIVE SAVINGS PLAN FOR FIRSTBANK

(ALSO KNOWN AS ACCESS ANYTIME BANCORP, INC.)

THIS AMENDMENT is approved and adopted by FIRSTBANK on this 19th day of December 2002.

RECITALS

A.            FIRSTBANK (also known as Access Anytime BanCorp, Inc.) (the “Bank”), executed the Executive Savings Plan for FIRSTBANK or Access Anytime BanCorp, Inc. (the “Plan”), effective June 1, 1998, in order to provide a means for select highly compensated and management employees to defer a portion of their compensation and to encourage them to provide additional financial security for the future.

B.                                     Section 10.2 of the Plan provides in part as follows

“the Plan may be amended from time to time in any respect whatever by resolution of the board of directors of the Bank specifying such amendment…”

C.                                     The Bank now desires to amend the Plan.

AMENDMENT

The Bank hereby amends the Plan as follows:

1.                                       All references under the Plan to “First Performance Builder: shall be deemed references to the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan.

2.                                       The second sentence of Section 3.1(A) of the Plan hereby is amended to read in its entirety as follows:

Salary Deferral Contributions when combined with salary deferral reductions elected by the participant under the First Performance Builder as of the first day of the Plan year, of any amount of the participant’s compensation for the applicable payroll period and are matched by Employer contributions, if any, for the plan year to the extent specified in

Section 4.1 hereof are referred to herein as “Matched Salary Deferral Contributions”.

3.                                       Delete the third sentence of Section 3.1(A) of the Plan.

“Salary Deferral contributions that are, when combined with salary deferrals under the First Performance Builder, in excess of 6% of the Participant’s compensation for the applicable payroll period are referred to herein as “Unmatched Salary Deferral Contributions”.

4.                                       This amendment to the Plan shall be effective as of December 1, 2002.

5.                                       Any inconsistent provisions of the Plan shall be read consistent with this amendment.

6.                                       Except as amended above, the Bank hereby affirms and readopts each and every other provision of the Plan.

\s\ Kathy Allenberg	\s\ Norman R. Corzine
Corporate Secretary	Chairman of the Board

IN WITNESS WHEREOF, the Bank has executed this amendment as of the date first mentioned above.

FIRSTBANK

		By:	\s\ Ken Huey, Jr.

		Title:	President

ATTEST:	\s\ Kathy Allenberg
Corporate Secretary